CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Strike Axe, Inc.

I hereby consent to the incorporation on Form 10/A No. 2 my report dated May 31, 2008, relating to the financial statements of Strike Axe, Inc. for the fiscal year ended February 29, 2008.

/s/   Michael F. Cronin

Michael F. Cronin

Certified Public Accountant

December 3, 2008

1